Exhibit 10.3

HOT TOPIC, INC.

1996 EQUITY INCENTIVE PLAN

Adopted on January 20, 1993

Amended on July 8, 1994

Amended on March 27, 1996

Amended and Restated on June 14, 1996

Amended on February 18, 1998

Approved by Shareholders on May 27, 1998

Amended on February 24, 2000

Approved by Shareholders on June 28, 2000

Amended on March 20, 2003

Approved by Shareholders on June 12, 2003

Amended on March 17, 2005

Approved by Shareholders on June 15, 2005

Shares Subject to the Plan Automatically Adjusted on December 27, 1999,

December 27, 2000, February 6, 2002 and September 2, 2003.

Introduction

Originally adopted on January 20, 1993 as the “1993 Stock Option Plan of Hot Topic, Inc.,” the plan is hereby amended and restated and retitled the “1996 Equity Incentive Plan.”

1.	PURPOSES.

(a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

(b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.	DEFINITIONS.

(a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e) “Company” means Hot Topic, Inc., a California corporation.

(f) “Concurrent Stock Appreciation Right” or “Concurrent Right” means a right granted pursuant to subsection 8(b)(2) of the Plan.

(g) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(h) “Continuous Status as an Employee, Director or Consultant” means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Chief Executive Officer of the Company may determine, in his or her sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the Chief Executive Officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

(i) “Covered Employee” means the Chief Executive Officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

(1) If the common stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Stock Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(2) If the common stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) “Independent Stock Appreciation Right” or “Independent Right” means a right granted pursuant to subsection 8(b)(3) of the Plan.

(q) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 (“Regulation S-K”), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(r) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(v) “Optionee” means a person who holds an outstanding Option.

(w) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(x) “Plan” means this Hot Topic, Inc. 1996 Equity Incentive Plan.

(y) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(z) “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

(aa) “Stock Award” means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

(bb) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(cc) “Tandem Stock Appreciation Right” or “Tandem Right” means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.	ADMINISTRATION.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3) To amend the Plan or a Stock Award as provided in Section 13.

(4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such Subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

(d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.	SHARES SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Eighteen Million Three Hundred Thousand (18,300,000) shares of the Company’s common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	ELIGIBILITY.

(a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants. Notwithstanding the foregoing, no Stock Awards shall be granted to a Director (including a Director who is an Employee or a Consultant) prior to August 15, 1996 (or such later date as the amendments to Rule 16b-3 adopted by the Securities and Exchange Commission pursuant to Release No. 34-37260 become effective as to the Company), unless such Director is expressly declared eligible to participate in the Plan by action of the Board or the Committee.

(b) No person shall be eligible for the grant of an Option or an award to purchase restricted stock if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

(c) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than One Million Eight Hundred Thousand (1,800,000) shares of the Company’s common stock in any twelve (12) month period. This subsection 5(c) shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act and, following such registration, shall not apply until (i) the earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with Section 4); (B) the issuance of all of the shares of common stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option granted on or after March 20, 2003 shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; and the exercise price of each Nonstatutory Stock Option granted prior to March 20, 2003 shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Option, as the Board or the Committee shall determine in its discretion, including (without limitation) pursuant to a “domestic relations order” within the meaning of such rules, regulations or interpretations of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act (a “DRO”). In the event of a transfer of a Nonstatutory Option as provided in the Option Agreement, the transferee shall be entitled to exercise such Nonstatutory Option to the extent of his or her interest received in such transfer, subject to the terms and conditions of the Option Agreement. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Termination of Employment or Relationship as an Employee, Director or Consultant. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days or one hundred twenty (120) days, in the case of an Incentive Stock Option or a Nonstatutory Stock Option, respectively, after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee’s death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (other than upon the Optionee’s death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of thirty (30) days after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

(g) Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.	TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock’s Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit. Subject to the provisions of Section 12 relating to adjustments upon changes in stock, stock awarded on or after March 20, 2003 and prior to June 15, 2005 pursuant to restricted stock purchase agreements or stock bonus agreements shall not exceed in the aggregate Ninety Three Thousand (93,000) shares of the Company’s common stock.

Stock awarded on or after June 15, 2005 pursuant to restricted stock purchase agreements or stock bonus agreements shall not be subject to any such limitation on the aggregate number of shares of the Company’s common stock.

(b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if the agreement so provides, pursuant to a DRO (as defined in subsection 6(d) hereof), so long as stock awarded under such agreement remains subject to the terms of the agreement.

(c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

(e) Termination of Employment or Relationship as an Employee, Director or Consultant. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.	STOCK APPRECIATION RIGHTS.

(a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a “Section 16(b) Insider”), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). Except as provided in subsection

5(d), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

(b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(1) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

(2) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

(3) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the

Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.	COVENANTS OF THE COMPANY.

(a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the “Securities Act”) either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

10.	USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.	MISCELLANEOUS.

(a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company’s Board of Directors and/or the Company’s shareholders to remove any Director pursuant to the terms of the Company’s Bylaws and the provisions of the California Corporations Code (or the applicable laws of the Company’s state of incorporation if the Company’s state of incorporation should change in the future), or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant’s agreement with the Company or Affiliate.

(d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

12.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), the maximum number of shares subject to award to any person during any twelve (12) month period pursuant to subsection 5(c), the maximum number of shares subject to award pursuant to restricted stock purchase agreements or stock bonus agreements under subsection 7(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company”.)

(b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then: (i) any surviving or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan; or (ii) in the event any surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar awards for those outstanding under the Plan, then, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards and, if applicable, exercisability of such Stock Awards shall be accelerated prior to such event and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to such event.

13.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code);

(iii) Materially increase the benefits accruing to participants under the Plan; or

(iv) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

(b) The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the date that is ten (10) years following the earlier of (i) the date of the amendment and restatement of the Plan as determined by the Board, or (ii) the date such amendment and restatement is approved by the shareholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15.	EFFECTIVE DATE OF PLAN.

The Plan, as amended by the Board on June 14, 1996, shall become effective on the same day that the Company’s initial public offering of shares of common stock becomes effective. Prior to the effectiveness of such initial public offering, the terms and conditions of the Plan as in effect prior to its amendment by the Board on June 14, 1996 shall continue to apply. No Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

HOT TOPIC, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

(Facing Page)

FOR GOOD AND VALUABLE CONSIDERATION, Hot Topic, Inc., a California corporation, hereby irrevocably grants to the Employee named below a nonstatutory stock option (the “Option”) to purchase any part or all of the specified number of shares of its Common Stock upon the terms and subject to the conditions set forth in this Option Agreement, at the specified purchase price per share without commission or other charge. The Option is granted pursuant to the 1996 Equity Incentive Plan, as Amended (the “Plan”) and the Standard Terms and Conditions Relating to Nonstatutory Stock Options (the “Terms and Conditions”) promulgated under the Plan and in effect as of the date of this Option Agreement. The terms of the Plan and the Terms and Conditions are hereby incorporated herein by reference and made a part of this Option Agreement.

Name of Employee:

Social Security Number:

Number of Shares covered by Option (the “Option Shares”):

Purchase Price Per Option Share (a):

(a)	Pursuant to Paragraph 6(c) of the Plan, the purchase price may be paid by cash or by delivery of common stock of the Company.

The Option shall become exercisable based on the following vesting schedule:

	Date	# of Options Vested (1)

Total

(1)	Vesting is suspended during any periods of unpaid absence and resumes at the time of full-time return to Hot Topic, Inc.

Once vested, an Option Share shall remain subject to purchase until the expiration date noted below, unless the option is earlier terminated in accordance with the Plan Terms and Conditions.

Date of Option Agreement:

HOT TOPIC, INC.

By:		Employee’s Signature:

Name:	Elizabeth M. McLaughlin President and CEO

18305 E San Jose Ave	City of Industry, CA 91748	T: 626.839.4681	F: 626.839.4686

STANDARD TERMS AND CONDITIONS RELATING TO

NONSTATUTORY STOCK OPTIONS

UNDER THE HOT TOPIC, INC. 1996 EQUITY INCENTIVE PLAN

Adopted on January 20, 1993

Amended on July 8, 1994

Amended on March 27, 1996

Amended and Restated on June 14, 1996

Amended on February 18, 1998

Approved by Shareholders on May 27, 1998

Amended on February 24, 2000

Approved by Shareholders on June 28, 2000

Amended on March 20, 2003

Approved by Shareholders on June 12, 2003

Amended on March 17, 2005

Approved by Shareholders on June 15, 2005

Shares Subject to the Plan Automatically Adjusted on

December 27, 1999, December 27, 2000, February 6, 2002

and September 2, 2003

The following Standard Terms and Conditions Relating to Nonstatutory, also known as Non-qualified, Stock Options (the “Terms and Conditions”) apply to the Non-qualified Stock Options granted under the Hot Topic, Inc. 1996 Equity Incentive Plan, as amended (the “Plan”), the applicable terms of which are hereby incorporated by reference and made a part of these standard Terms and Conditions. In turn, these Terms and Conditions are incorporated by reference into each such Option. Whenever capitalized terms are used in these Terms and Conditions, they shall have the meaning specified (i) in the Plan, (ii) in the Hot Topic, Inc. Non-Qualified Stock Option Agreement Facing Page (the “Facing Page”) into which these Terms and Conditions are incorporated by reference, or (iii) below, unless the context clearly indicates to the contrary. As used herein and in the Plan, the “Option Agreement” shall mean the Facing Page and these Terms and Conditions as incorporated therein. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

1.	TERM OF OPTION. Subject to the maximum time limitations in Section 6(a) of the Plan, the right to purchase Option Shares shall expire on the applicable Expiration Date (as defined in the Facing Page), unless the Option is terminated earlier as provided herein or in the Plan.

2.	EXERCISE PRICE. The exercise price of the Option granted hereby shall be the Fair Market Value (as defined in the Plan) of the Option Shares subject to the Option.

3.	EXERCISE OF OPTION.

(a)	The Facing Page shall set forth the rate at which the Option Shares shall become subject to purchase (“vest”) by Optionee.

(b)

Optionee shall exercise the Option to the extent exercisable, in whole or in part, by sending written notice to the Company in the form attached hereto as Exhibit A of his intention to purchase Option Shares hereunder, together with payment in the amount of the full purchase price of the Option Shares to be purchased. Optionee may tender payment of the purchase price under one of the following alternatives:

(i)	Payment of the purchase price per share in check at the time of exercise;

(ii)	Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Option Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds (provided this alternative is not available to the Company’s executive officers);

(iii)	Provided that at the time of exercise the Company’s common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of common stock of the Company, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which common stock shall be valued at its fair market value on the date of exercise; or

(iv)	Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

(c)	Except as otherwise provided in the Plan, Optionee shall not exercise the Option at any one time with respect to less than the minimum number of Option Shares as is set forth in the Facing Page.

(d)	Optionee agrees to complete and execute any additional documents which the Company reasonably requests that Optionee complete in order to comply with applicable federal, state and local securities laws, rules and regulations.

(e)	Subject to the Company’s compliance with all applicable laws, rules and regulations relating to the issuance of such Option Shares and Optionee’s compliance with all the terms and conditions of the Optionee Agreement, these Terms and Conditions and the Plan, the Company shall promptly deliver the Option Shares to the Optionee.

(f)	Except as otherwise provided herein or in the Plan, the Option may be exercised during the lifetime of the Optionee only by the Optionee.

4.	OPTION NOT TRANSFERABLE. The Option granted hereunder shall not be transferable in any manner other than as provided in the Plan. More particularly (but without limiting the foregoing), the Option may not be assigned, transferred (except as expressly provided herein), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the previous hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

5.	TERMINATION OF OPTION.

(a)	To the extent not previously exercised, the right to purchase Option Shares shall terminate on the applicable Expiration Date; provided, however, that except as otherwise provided in this

Section 5, the Option may not be exercised more than one hundred twenty (120) days after the termination of Continuous Status as an Employee, Consultant or Director for any reason (other than upon Optionee’s death or Disability). Within such one hundred twenty (120) day period, Optionee may exercise the Option only to the extent the same was exercisable on the date of such termination and said right to exercise shall terminate at the end of such period.

(b)	In the event of the termination of Continuous Status as an Employee, Consultant or Director as a result of Optionee’s Disability, the Option shall be exercisable for a period of twelve (12) months from the date of such termination, but only to the extent that the Option was exercisable on the date of such termination.

(c)	In the event of the termination of Continuous Status as an Employee, Consultant of Director as a result of Optionee’s death, the Option shall be exercisable by the Optionee’s estate (or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution) for a period of twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise the Option on the date of death.

(d)	Notwithstanding anything herein to the contrary, no portion of any Option which is not exercisable by the Optionee upon the termination of Continuous Status as an Employee, Consultant or Director shall thereafter become exercisable, regardless of the reason for such termination.

6.	NO RIGHT TO CONTINUOUS STATUS AS EMPLOYEE, CONSULTANT OR DIRECTOR. The Option does not confer upon Optionee any right to continue in the relationship of an Employee, Consultant or Director of the Company, nor does it limit in any way the right of the Company to terminate Optionee’s service relationship at any time, with or without cause.

7.	NOTICE OF TAX ELECTION. If Optionee makes any tax election relating to the treatment of the Option Shares under the Code, Optionee shall promptly notify the Company of such election.

8.	MARKET STAND-OFF.

(a)	In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company’s initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Option Shares without the prior written consent of the Company and its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters. This Section 8 shall remain in effect for the ninety (90) day period immediately following the effective date of the Company’s initial public offering and shall thereafter terminate. The foregoing sentence may be amended to provide that this Section 8 shall remain in effect for more than ninety (90) days, but in no event more than two (2) years, after the effective date of the Company’s initial public offering upon the approval of such amendment by the California Department of Corporations.

(b)	Notwithstanding the foregoing, Optionee shall be subject to the market stand-off provisions of this Section 8 only if the executive officers and directors of the Company are also subject to similar arrangements which are no less restrictive.

(c)	In order to enforce the provisions of this Section 8, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period.

9.	ACKNOWLEDGEMENT OF OPTIONEE. Optionee acknowledges and agrees that:

(a)	Optionee shall notify the Company in writing within fifteen (15) days of each disposition (including a sale, exchange, gift or a transfer of legal title) of the Option Shares made within three years after the issuance of such Option Shares.

(b)	Optionee understands that if, among other things, he disposes of any Option Shares granted within two years of the granting of the Option to him or within one year of the issuance of such shares to him, then such Option Shares will not qualify for the beneficial treatment which Optionee might otherwise receive, if any, under Sections 421 and 422 of the Code (provided the foregoing only applies to “incentive stock option” grants).

(c)	Optionee and any transferees shall have no rights as a shareholder with respect to any Option Shares until the date of the issuance of a stock certificate evidencing such Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 13 of the Plan.

10.	WITHHOLDING TAXES. Whenever Option Shares are to be issued under the Option Agreement, the Company shall have the right to require Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to issuance and/or delivery of any certificate or certificates for such Option Shares.

11.	MISCELLANEOUS.

(a)	The Option Agreement shall bind and inure to the benefit of the parties’ heirs, legal representatives, successors and permitted assigns.

(b)	The Option Agreement, the Plan, and these Terms and Conditions constitute the entire agreement between the parties pertaining to the subject matter contained herein and they supersede all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of the Option Agreement shall be binding unless executed in writing by all of the parties. No waiver of any of the provisions of the Option Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. In the event there exists any conflict or discrepancy between any of the terms in the Plan and the Option Agreement, the terms of the Plan shall be controlling. A copy of the Plan has been delivered to the Optionee and also may be inspected by Optionee at the principal office of the Company.

(c)	Should any portion of the Plan, the Option Agreement or these Terms and Conditions be declared invalid and unenforceable, then such portion shall be deemed to be severable from the Option Agreement and shall not affect the remainder hereof.

(d)	The company shall not be required (i) to transfer on its books any Option Shares which shall have been sold or transferred in violation of any of the provisions set forth in the Option Agreement or (ii) to treat as the owner of such Option Shares or accord the right to vote or pay dividends to any transferee to whom such Option Shares shall have been so transferred.

(e)	All notices to be sent hereunder shall be delivered in person or sent by United States Mail, certified and postage prepaid, to Optionee at the address set forth on the Facing Page of the Option Agreement or to the Company and its principal place of business, Attention: General Counsel. Any change in the address to which notices shall be sent under the Option Agreement to the Optionee shall be made by the Optionee upon ten (10) days’ written notice to the Company.

(f)	The prevailing party in any court action brought to interpret or enforce any provision of the Plan or the Option Agreement shall be entitled to recover, as an element of the costs of suit, and not as damages, an award of reasonable attorneys’ fees, to be fixed by the court. Such award may be made as part of a judgment by default or as part of a judgment after trial or after appeal.

(g)	The Option Agreement shall be construed according to the laws of the State of California. The Option Agreement is made and entered into in City of Industry, California.

HOT TOPIC, INC.

INCENTIVE STOCK OPTION AGREEMENT

(Facing Page)

FOR GOOD AND VALUABLE CONSIDERATION, Hot Topic, Inc., a California corporation, hereby irrevocably grants to the Employee named below an incentive stock option (the “Option”) to purchase any part or all of the specified number of shares of its Common Stock upon the terms and subject to the conditions set forth in this Option Agreement, at the specified purchase price per share without commission or other charge. The Option is granted pursuant to the 1996 Equity Incentive Plan, as Amended (the “Plan”) and the Standard Terms and Conditions Relating to Incentive Stock Options (the “Terms and Conditions”) promulgated under the Plan and in effect as of the date of this Option Agreement. The terms of the Plan and the Terms and Conditions are hereby incorporated herein by reference and made a part of this Option Agreement.

Name of Employee:

Social Security Number:

Number of Shares covered by Option (the “Option Shares”):

Purchase Price Per Option Share (a):

(b)	Pursuant to Paragraph 6(c) of the Plan, the purchase price may be paid by cash or by delivery of common stock of the Company.

The Option shall become exercisable based on the following vesting schedule:

	Date	# of Options Vested (1)

Total

(1)	Vesting is suspended during any periods of unpaid absence and resumes at the time of full-time return to Hot Topic, Inc.

Once vested, an Option Share shall remain subject to purchase until the expiration date noted below, unless the option is earlier terminated in accordance with the Plan Terms and Conditions.

Date of Option Agreement:

HOT TOPIC, INC.

By:		Employee’s Signature:

Name:	Elizabeth M. McLaughlin President and CEO

18305 E San Jose Ave	City of Industry, CA 91748	T: 626.839.4681	F: 626.839.4686

STANDARD TERMS AND CONDITIONS RELATING TO

INCENTIVE STOCK OPTIONS

UNDER THE HOT TOPIC, INC. 1996 EQUITY INCENTIVE PLAN

Adopted on January 20, 1993

Amended on July 8, 1994

Amended on March 27, 1996

Amended and Restated on June 14, 1996

Amended on February 18, 1998

Approved by Shareholders on May 27, 1998

Amended on February 24, 2000

Approved by Shareholders on June 28, 2000

Amended on March 20, 2003

Approved by Shareholders on June 12, 2003

Amended on March 17, 2005

Approved by Shareholders on June 15, 2005

Shares Subject to the Plan Automatically Adjusted on

December 27, 1999, December 27, 2000, February 6, 2002

and September 2, 2003

The following Standard Terms and Conditions Relating to Incentive Stock Options (the “Terms and Conditions”) apply to the Incentive Stock Options granted under the Hot Topic, Inc. 1996 Equity Incentive Plan, as amended (the “Plan”), the applicable terms of which are hereby incorporated by reference and made a part of these standard Terms and Conditions. In turn, these Terms and Conditions are incorporated by reference into each such Option. Whenever capitalized terms are used in these Terms and Conditions, they shall have the meaning specified (i) in the Plan, (ii) in the Hot Topic, Inc. Incentive Stock Option Agreement Facing Page (the “Facing Page”) into which these Terms and Conditions are incorporated by reference, or (iii) below, unless the context clearly indicates to the contrary. As used herein and in the Plan, the “Option Agreement” shall mean the Facing Page and these Terms and Conditions as incorporated therein. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

1.	TERM OF OPTION. Subject to the maximum time limitations in Section 6(a) of the Plan, the right to purchase Option Shares shall expire on the applicable Expiration Date (as defined in the Facing Page), unless the Option is terminated earlier as provided herein or in the Plan.

2.	EXERCISE PRICE. The exercise price of the Option granted hereby shall be the Fair Market Value (as defined in the Plan) of the Option Shares subject to the Option.

3.	EXERCISE OF OPTION.

(a)	The Facing Page shall set forth the rate at which the Option Shares shall become subject to purchase (“vest”) by Optionee.

(b)

Optionee shall exercise the Option to the extent exercisable, in whole or in part, by sending written notice to the Company in the form attached hereto as Exhibit A of his intention to purchase Option Shares hereunder, together with payment in the amount of the full purchase price of the Option Shares to be purchased. Optionee may tender payment of the purchase price under one of the following alternatives:

(i)	Payment of the purchase price per share in check at the time of exercise;

(ii)	Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Option Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds (provided this alternative is not available to the Company’s executive officers);

(iii)	Provided that at the time of exercise the Company’s common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of common stock of the Company, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which common stock shall be valued at its fair market value on the date of exercise; or

(iv)	Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

(c)	Except as otherwise provided in the Plan, Optionee shall not exercise the Option at any one time with respect to less than the minimum number of Option Shares as is set forth in the Facing Page.

(d)	Optionee agrees to complete and execute any additional documents which the Company reasonably requests that Optionee complete in order to comply with applicable federal, state and local securities laws, rules and regulations.

(e)	Subject to the Company’s compliance with all applicable laws, rules and regulations relating to the issuance of such Option Shares and Optionee’s compliance with all the terms and conditions of the Optionee Agreement, these Terms and Conditions and the Plan, the Company shall promptly deliver the Option Shares to the Optionee.

(f)	Except as otherwise provided herein or in the Plan, the Option may be exercised during the lifetime of the Optionee only by the Optionee.

4.	OPTION NOT TRANSFERABLE. The Option granted hereunder shall not be transferable in any manner other than as provided in the Plan. More particularly (but without limiting the foregoing), the Option may not be assigned, transferred (except as expressly provided herein), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the previous hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

5.	TERMINATION OF OPTION.

(a)	To the extent not previously exercised, the right to purchase Option Shares shall terminate on the applicable Expiration Date; provided, however, that except as otherwise provided in this

Section 5 the Option may not be exercised more than ninety (30) days after the termination of Continuous Status as an Employee, Consultant or Director for any reason (other than upon Optionee’s death or Disability). Within such ninety (90) day period, Optionee may exercise the Option only to the extent the same was exercisable on the date of such termination and said right to exercise shall terminate at the end of such period.

(b)	In the event of the termination of Continuous Status as an Employee, Consultant or Director as a result of Optionee’s Disability, the Option shall be exercisable for a period of twelve (12) months from the date of such termination, but only to the extent that the Option was exercisable on the date of such termination.

(c)	In the event of the termination of Continuous Status as an Employee, Consultant of Director as a result of Optionee’s death, the Option shall be exercisable by the Optionee’s estate (or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution) for a period of twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise the Option on the date of death.

(d)	Notwithstanding anything herein to the contrary, no portion of any Option which is not exercisable by the Optionee upon the termination of Continuous Status as an Employee, Consultant or Director shall thereafter become exercisable, regardless of the reason for such termination.

In order to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the Option’s exercise, the Optionee must be an employee of the Company or an Affiliate of the Company, except in the event of your death or permanent and total disability. The company has provided for continued vesting or extended exercisability of the Option under certain circumstances for the benefit of the Optionee, but cannot guarantee that the option will necessarily be treated as an “incentive stock option” if the Optionee provides services to the Company or an Affiliate of the Company as a consultant or exercises the Option more than three (3) months after the date employment with the Company and all Affiliates of the Company terminates.

6.	NO RIGHT TO CONTINUOUS STATUS AS EMPLOYEE, CONSULTANT OR DIRECTOR. The Option does not confer upon Optionee any right to continue in the relationship of an Employee, Consultant or Director of the Company, nor does it limit in any way the right of the Company to terminate Optionee’s service relationship at any time, with or without cause.

7.	NOTICE OF TAX ELECTION. If Optionee makes any tax election relating to the treatment of the Option Shares under the Code, Optionee shall promptly notify the Company of such election.

8.	MARKET STAND-OFF.

(a)

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company’s initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Option Shares without the prior written consent of the Company and its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters. This Section 8 shall remain in effect for the ninety (90) day period immediately following the effective date of the Company’s initial public offering and shall thereafter terminate. The foregoing sentence may be amended to provide that this Section 8 shall remain in effect for more than ninety (90) days, but in no event more than two (2) years, after the effective date of the Company’s initial public offering upon the approval of such amendment by the California Department of Corporations.

(b)	Notwithstanding the foregoing, Optionee shall be subject to the market stand-off provisions of this Section 8 only if the executive officers and directors of the Company are also subject to similar arrangements which are no less restrictive.

(c)	In order to enforce the provisions of this Section 8, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period.

9.	ACKNOWLEDGEMENT OF OPTIONEE. Optionee acknowledges and agrees that:

(a)	Although the Company has made a good faith attempt to qualify the Option as an incentive stock option within the meaning of Sections 421, 422 and 424 of the Code, the Company does not warrant that the Option granted herein constitutes an “incentive stock option” within the meaning of such sections, or that the transfer of Option Shares will be treated for federal income tax purposes as specified in Section 421 of the Code.

(b)	Optionee shall notify the Company in writing within fifteen (15) days of each disposition (including a sale, exchange, gift or a transfer of legal title) of the Option Shares made within three years after the issuance of such Option Shares.

(c)	Optionee understands that if, among other things, he disposes of any Option Shares granted within two years of the granting of the Option to him or within one year of the issuance of such shares to him, then such Option Shares will not qualify for the beneficial treatment which Optionee might otherwise receive, if any, under Sections 421 and 422 of the Code.

(d)	Optionee and any transferees shall have no rights as a shareholder with respect to any Option Shares until the date of the issuance of a stock certificate evidencing such Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 13 of the Plan.

10.	WITHHOLDING TAXES. Whenever Option Shares are to be issued under the Option Agreement, the Company shall have the right to require Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to issuance and/or delivery of any certificate or certificates for such Option Shares.

11.	MISCELLANEOUS.

(a)	The Option Agreement shall bind and inure to the benefit of the parties’ heirs, legal representatives, successors and permitted assigns.

(b)	The Option Agreement, the Plan, and these Terms and Conditions constitute the entire agreement between the parties pertaining to the subject matter contained herein and they supersede all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of the Option Agreement shall be binding unless executed in writing by all of the parties. No waiver of any of the provisions of the Option Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. In the event there exists any conflict or discrepancy between any of the terms in the Plan and the Option Agreement, the terms of the Plan shall be controlling. A copy of the Plan has been delivered to the Optionee and also may be inspected by Optionee at the principal office of the Company.

(c)	Should any portion of the Plan, the Option Agreement or these Terms and Conditions be declared invalid and unenforceable, then such portion shall be deemed to be severable from the Option Agreement and shall not affect the remainder hereof.

(d)	The company shall not be required (i) to transfer on its books any Option Shares which shall have been sold or transferred in violation of any of the provisions set forth in the Option Agreement or (ii) to treat as the owner of such Option Shares or accord the right to vote or pay dividends to any transferee to whom such Option Shares shall have been so transferred.

(e)	All notices to be sent hereunder shall be delivered in person or sent by United States Mail, certified and postage prepaid, to Optionee at the address set forth on the Facing Page of the Option Agreement or to the Company and its principal place of business, Attention: General Counsel. Any change in the address to which notices shall be sent under the Option Agreement to the Optionee shall be made by the Optionee upon ten (10) days’ written notice to the Company.

(f)	The prevailing party in any court action brought to interpret or enforce any provision of the Plan or the Option Agreement shall be entitled to recover, as an element of the costs of suit, and not as damages, an award of reasonable attorneys’ fees, to be fixed by the court. Such award may be made as part of a judgment by default or as part of a judgment after trial or after appeal.

(g)	The Option Agreement shall be construed according to the laws of the State of California. The Option Agreement is made and entered into in City of Industry, California.